Exhibit 99.1

News Release

Media Contact: Andrea Kozek

Vice President | Public Relations Senior Manager

920-491-7518 | Andrea.Kozek@AssociatedBank.com

Investor Contact: Ben McCarville

Senior Vice President | Director of Investor Relations

920-491-7059 | Ben.McCarville@AssociatedBank.com

Associated Banc-Corp Completes Acquisition of American National

Corporation, Accelerating Growth Momentum in Attractive Markets

Wende Kotouc added to Associated Banc-Corp Board of Directors

GREEN BAY, Wis. – April 1, 2026 – Associated Banc-Corp (NYSE: ASB) (“Associated”) today announced it has completed its merger with American National Corporation (“American National”), including American National’s bank subsidiary, American National Bank. The complementary partnership is expected to enhance Associated’s organic growth potential by combining Associated’s best-in-class value proposition and expanded commercial offering with American National’s client-centric approach and attractive footprint.

The merger builds on a strong 2025 for Associated, which saw relationship loan and deposit growth, record customer growth, and solid credit performance combine to drive the strongest annual net income in company history. Upon conversion, the combined company will be positioned to accelerate that momentum with a proven, relationship-focused strategy featuring a dynamic product suite, modern digital banking experience, effective marketing acquisition engine, and expanded commercial capabilities—all designed to grow and deepen relationships in key growth markets such as Omaha and the Twin Cities.

“We’re thrilled to welcome our new American National customers and colleagues to Associated,” said Associated Banc-Corp President & CEO Andy Harmening. “Associated has strong growth momentum as a franchise, and this partnership complements and accelerates that momentum while maintaining the same local, dependable, and personalized approach that customers of both companies have enjoyed for decades. Importantly, the merger also positions us to deliver enhanced value for our shareholders.”

American National systems, branch locations and customers are expected to be converted to Associated in the third quarter of 2026. American National customers will continue to be serviced through their existing branches, which will be rebranded as Associated Bank branches once conversion is complete.

“Colleagues from both organizations continue to work closely together to facilitate a smooth and successful integration,” said Harmening. “I’d like to thank John and Wende Kotouc and the American National team for their collaboration and commitment to the future of our combined company.”

“We share our new colleagues’ excitement for the future of our united institution,” said John Kotouc, American National Corporation Executive Co-Chairperson/Co-CEO, and Wende Kotouc, American National Bank Executive Co-Chairperson/Co-CEO in a joint statement. “This merger with Associated Bank enables American National to create even greater value for its customers through expanded scale and shared expertise.”

In connection with the merger, Associated announced the appointment of Wende Kotouc to its Board of Directors effective today.

Ms. Kotouc, 63, served as Executive Co-Chairperson and Chief Executive Officer of American National Bank and Executive Vice President of American National from July 2019 to April 2026 and as Executive Co-Chairperson of American National Bank’s Board of Directors from May 2017 to April 2026. Ms. Kotouc was also a member of American National’s Board of Directors from May 2013 to April 2026, and she was originally hired by American National in October of 1999. Ms. Kotouc has a long history of community engagement and leadership, including current service on the Omaha Airport Authority Board of Directors, Creighton University Board of Trustees, The Salvation Army Omaha Board of Directors, Executive Committee and Christ Community Church Governing Board.

“We’re extremely pleased to have Wende join our board,” said Associated Chairman Jay Williams.

“Wende brings an extraordinary depth and breadth of knowledge to our board,” added Harmening. “Her unique skillset and well-rounded experience will benefit Associated as we continue to execute our strategic growth plans.”

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NYSE: ASB) has total assets of approximately $50 billion and is the largest bank holding company based in Wisconsin. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from over 200 banking locations throughout Wisconsin, Illinois, Iowa, Minnesota, Missouri and Nebraska. The Company also operates loan production offices in Indiana, Kansas, Michigan, New York, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Associated and American National, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “seek,” “anticipate,” “continue,” “believe,” “intend,” “estimate,” “project,” “will,” “would,” “plan,” “trend,” “objective,” “target,” “outlook,” “forecast,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Associated cautions that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Associated’s and American National’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio, which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency, Federal Reserve, FDIC, the Consumer Financial Protection Bureau and state-level regulators; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the combined company does business; the possibility that the conversion may be more expensive to complete than anticipated; and other factors that may affect the future results of Associated and American National. Additional factors that could cause results to differ materially from those described above can be found in Associated’s Annual Report on Form 10-K for the year ended December 31, 2025 on file with the SEC and available on the “Investor Relations” section of Associated’s website, https://investor.associatedbank.com, under the subheading “SEC Filings” of the heading “Financials” and in other documents Associated files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Associated does not assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Associated updates one or more forward-looking statements, no inference should be drawn that Associated will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

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